                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 18, 2002

                                 PROSOFTTRAINING
                                 ---------------
             (Exact name of registrant as specified in its charter)

            Nevada                      000-21535              87-0448639
-------------------------------  ------------------------ ----------------------
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
        incorporation)                                    Identification Number)

               3001 Bee Caves Rd., Suite 300, Austin, Texas  78746
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (512) 328-6140
                                 --------------

                                    NO CHANGE
                                    ---------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

               On April 18, 2002, the Registrant issued a press release attached hereto as Exhibit 99.1 reporting a revision in revenue expectations for its fiscal third quarter ended April 30, 2002.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  EXHIBITS

          99.1 Press Release dated April 18, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PROSOFTTRAINING
                                             (Registrant)

Date: April 18, 2002                         By: /s/ William J. Weronick
                                                 -------------------------------
                                                 Name:  William J. Weronick
                                                 Title: Vice President Finance

                                       3